UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________
FORM 8-K
_________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 14, 2017

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HUMANA INC.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	1-5975	61-0647538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, KY	40202
(Address of Principal Executive Offices)	(Zip Code)
502-580-1000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¬	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¬	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¬	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¬	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
During the three months ended March 31, 2017, we realigned certain of our businesses among our reportable segments to correspond with internal management reporting changes and our previously announced planned exit from the Individual Commercial medical business on January 1, 2018. Additionally, we renamed our Group segment to the Group and Specialty segment, and began presenting the Individual Commercial business results as a separate segment rather than as part of the Retail segment. Specialty health insurance benefits, including dental, vision, other supplemental health, and financial protection products, marketed to individuals are now included in the Group and Specialty segment. Specialty health insurance benefits marketed to employer groups continue to be included in the Group and Specialty segment. As a result of this realignment, our reportable segments now include Retail, Group and Specialty, Healthcare Services, and Individual Commercial. Prior period segment financial information has been recast to conform to the 2017 presentation.
We began to report under our new structure effective with the filing of our Quarterly Report on Form 10-Q for the three months ended March 31, 2017. This Current Report on Form 8-K (this “Form 8-K”) updates and supersedes the information in Items 1, 6, 7 and 8 of our Annual Report on Form 10-K for the year ended December 31, 2016 (the “2016 Form10-K”) to reflect retrospective application of the new segments and reclassified historical results to conform to the new presentation. These adjustments had no impact on net income, cash flows or equity. Except as specifically provided, the information in this Form 8-K does not reflect any event or development occurring after February 17, 2016, the date we filed the 2016 Form 10-K. For a discussion of events and developments subsequent to the filing of the 2016 Form 10-K, please refer to our Securities and Exchange Commission (“SEC”) filings since that date. In our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2017, June 30, 2017 and September 30, 2017, we adjusted the unaudited condensed consolidated financial statements for the three months ended March 31, 2016 and for the three and six months ended June 30, 2016 to reflect the retrospective application of our new segments. Accordingly, we are filing this Form 8-K so that our annual financial statement information for years prior to January 1, 2017 incorporated by reference in any document that we have filed or may file from time to time with the SEC would reflect our reclassification of certain businesses.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	Item 1. Business with Retrospective Application of Segments

99.2	Item 6. Selected Financial Data with Retrospective Application of Segments

99.3	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Application of Segments

99.4	Item 8. Financial Statements and Supplementary Data with Retrospective Application of Segments

101
Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at December 31, 2016 and 2015; (ii) the Consolidated Statements of Income for the years ended December 31, 2016, 2015 and 2014; (iii) the Consolidated Statements of Comprehensive Income for the years ended December 31, 2016, 2015 and 2014; (iv) the Consolidated Statements of Stockholders’ Equity as of December 31, 2016, 2015 and 2014; (v) the Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014; and (vi) Notes to Consolidated Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC.

BY:	/s/ CYNTHIA H. ZIPPERLE
Cynthia H. Zipperle
Vice President, Chief Accounting Officer and Controller
(Principal Accounting Officer)

Dated: December 14, 2017

INDEX TO EXHIBITS

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	Item 1. Business with Retrospective Application of Segments

99.2	Item 6. Selected Financial Data with Retrospective Application of Segments

99.3	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations with Retrospective Application of Segments

99.4	Item 8. Financial Statements and Supplementary Data with Retrospective Application of Segments

101
Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at December 31, 2016 and 2015; (ii) the Consolidated Statements of Income for the years ended December 31, 2016, 2015 and 2014; (iii) the Consolidated Statements of Comprehensive Income for the years ended December 31, 2016, 2015 and 2014; (iv) the Consolidated Statements of Stockholders’ Equity as of December 31, 2016, 2015 and 2014; (v) the Consolidated Statements of Cash Flows for the years ended December 31, 2016, 2015 and 2014; and (vi) Notes to Consolidated Financial Statements.